RE/MAX Holdings Reaffirms Third Quarter And Full-Year 2018 Guidance

DENVER, Sept. 26, 2018 /PRNewswire/ -- RE/MAX Holdings, Inc. (the "Company" or "RE/MAX Holdings") (NYSE: RMAX), parent company of RE/MAX, one of the world's leading franchisors of real estate brokerage services, and Motto Mortgage, an innovative mortgage brokerage franchise, is reaffirming its third quarter and full-year 2018 agent count, revenue and Adjusted EBITDA guidance in advance of the Company's meetings with investors at the Zelman Housing Summit in Boston on Thursday, September 27, 2018.

Outlook

The Company's third quarter and full-year 2018 Outlook assumes no further currency movements, acquisitions or divestitures.

For the third quarter of 2018, RE/MAX Holdings expects:

  Agent count to increase 5.0% to 6.0% over third quarter 2017;
  Revenue in a range of $54.0 million to $56.0 million; and
  Adjusted EBITDA in a range of $27.0 million to $29.0 million.

For the full-year 2018, RE/MAX Holdings expects:

  Agent count to increase 5.0% to 6.0% over full-year 2017;
  Revenue in a range of $213.0 million to $216.0 million; and
  Adjusted EBITDA in a range of $103.5 million to $106.5 million.

Basis of Presentation

Unless otherwise noted, the financial information related to the Company's Outlook presented in this press release is consolidated and excludes adjustments attributable to the non-controlling interest.

About the RE/MAX Network

RE/MAX was founded in 1973 by David and Gail Liniger, with an innovative, entrepreneurial culture affording its agents and franchisees the flexibility to operate their businesses with great independence. Over 120,000 agents provide RE/MAX a global reach of over 100 countries and territories. Nobody in the world sells more real estate than RE/MAX as measured by total residential transaction sides.

RE/MAX, one of the world's leading franchisors of real estate brokerage services, and Motto Mortgage, an innovative mortgage brokerage franchise, are subsidiaries of RMCO, LLC, which is controlled and managed by RE/MAX Holdings, Inc. (NYSE: RMAX).

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as "believe," "intend," "expect," "estimate," "plan," "outlook," "project," "anticipate," "may," "will," "would" and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements in this press release include statements related to the Company's outlook for the third quarter and full-year 2018 (including expectations regarding agent count, revenue, and Adjusted EBITDA). Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, without limitation, (1) the impact of the findings and recommendations of the Special Committee on the Company and its management and operations, including reputational damage to the Company and the time and expenses incurred in implementing the recommendations of the Special Committee, (2) any legal proceedings or governmental or regulatory investigations or actions directly or indirectly related to the underlying matters of the Special Committee's internal investigation or other matters may result in adverse findings, the imposition of fines or other penalties, increased costs and expenses, and the diversion of management's time and resources to address such matters, any of which may have a material adverse effect on the Company, (3) the impact of recent changes to our senior management team, (4) the impact of disclosing previously undisclosed transactions between members of our management team, including the loan from David Liniger to Adam Contos, (5) the existence and identification of control deficiencies, including disclosure controls or internal controls over financial reporting, and any impact of such control deficiencies as well as the associated costs in remediating those control deficiencies, (6) changes in business and economic activity in general, (7) changes in the real estate market or interest rates and availability of financing, (8) the Company's ability to attract and retain quality franchisees, (9) the Company's franchisees' ability to recruit and retain real estate agents and mortgage loan originators, (10) changes in laws and regulations, (11) the Company's ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, (12) fluctuations in foreign currency exchange rates, as well as those risks and uncertainties described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company's website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

Non-GAAP Financial Measures

This press release contains information about the Company's Adjusted EBITDA. The SEC has adopted rules to regulate the use in filings with the SEC and in public disclosures of financial measures that are derived on the basis of methodologies other than in accordance with U.S. GAAP, such as Adjusted EBITDA.

The Company defines Adjusted EBITDA as EBITDA (consolidated net income before depreciation and amortization, interest expense, interest income and the provision for income taxes, each of which is presented in the unaudited condensed consolidated financial statements included earlier in this press release), adjusted for the impact of the following items that are either non-cash or that the Company does not consider representative of its ongoing operating performance: loss or gain on sale or disposition of assets and sublease, equity-based compensation expense, acquisition-related expense, Special Committee investigation, remediation expense, expense or income related to changes in the estimated fair value measurement of contingent consideration, and other non-recurring items, and expense or income related to changes in the estimated fair value measurement of contingent consideration.

Because Adjusted EBITDA omits certain non-cash items and other non-recurring cash charges or other items, the Company believes that the measure is less susceptible to variances that affect its operating performance resulting from depreciation, amortization and other non-cash and non-recurring cash charges or other items. The Company presents Adjusted EBITDA because the Company believes it is useful as a supplemental measure in evaluating the performance of its operating businesses and provides greater transparency into the Company's results of operations. The Company's management uses Adjusted EBITDA and related ratios in evaluating the performance of the business.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analyzing the Company's results as reported under U.S. GAAP. Some of these limitations are:

  it does not reflect changes in, or cash requirements for, the Company's working capital needs;
  it does not reflect the Company's interest expense, or the cash requirements necessary to service interest or principal payments on its debt;
  it does not reflect the Company's income tax expense or the cash requirements to pay its taxes;
  it does not reflect the cash requirements to pay dividends to stockholders of the Company's Class A common stock and tax and other cash distributions to its non-controlling unitholders;
  it does not reflect the cash requirements to pay RIHI Inc. and Oberndorf pursuant to the tax receivable agreements;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often require replacement in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
  other companies may calculate Adjusted EBITDA differently so similarly named measures may not be comparable.

The Company's Adjusted EBITDA guidance does not include certain charges and costs. The adjustments to EBITDA in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior quarters, such as gain on sale or disposition of assets and sublease and acquisition-related expense, among others. The exclusion of these charges and costs in future periods will have a significant impact on the Company's Adjusted EBITDA. The Company is not able to provide a reconciliation of the Company's non-GAAP financial guidance to the corresponding U.S. GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

CONTACT: Investor Contact: Andy Schulz, (303) 796-3287 , aschulz@remax.com OR Media Contact: Cory Vasquez, (303) 796-3667, cjvasquez@remax.com